Endurance Specialty Holdings Ltd.
UBS Global Financial Services Conference

May 9, 2005

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-
looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking
statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Overview

Return driven focus

Underwriting margin

Capital management

Specialized segment underwriting supported by centralized, leading edge technical resources

Diversification

Micro-cycle management

Data, analysis driven

Execution excellence

Endurance Strategy

Established one of the leading insurance/reinsurance markets in the industry

Global reinsurance

Bermuda based insurance products

Property insurance U.K./Europe

U.S. based specialty insurance

Management team with strong execution skills

Manages the key drivers of financial performance

Organic development of specialty lines of business

Strong capital management experience

Completed three value enhancing acquisitions without legacy risk

Delivering sustainable, industry leading returns on equity and increases in shareholder value

Generated a return on equity of 17% in 2003, 20% in 2004, and 22%
annualized in the first quarter of 2005

Goal is to generate 15%+ growth in book value throughout the P&C cycle

What We Have Achieved

What We Have Achieved (cont’d)

Exceeded all financial objectives in 2003, 2004 and Q1 2005

Developed strong, technical, underwriting based culture

Built strong systems, controls, and infrastructure

Successfully executed three acquisitions

Implemented value-enhancing capital management initiatives

One of handful of companies to be upgraded by A.M. Best in 2003

“Positive Outlook” by Standard & Poor’s

Proven track record of significant

shareholder value creation

Q1 2005

FY 2004

FY 2003

$96 million

$356 million

$263 million

Net income

$1.9 billion

$1.9 billion

$1.6 billion

Shareholders’ equity

$5.7 billion

$5.2 billion

$3.5 billion

Assets

$788.1 million (a)

$1.7 billion

$1.6 billion

Gross premiums

(a)

Prior to deposit accounting adjustments

Our Value Creation Levers

Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills

Strong execution

Portfolio approach achieves capital efficiency and lower volatility of results

Scaleable systems

Proactively allocate capital by line of business to maximize return through changing market conditions

Focus on profit, not revenue

Underwriting & Strategy

Strategy

Identify business segments with sufficient opportunities to apply expertise

Only underwrite risks that are susceptible to underwriting and actuarial analysis

Reallocate capital as different businesses become relatively less attractive

Culture

Understand the risk correlations within each segment and across portfolio to determine required margins

Identify risks within each segment that meet return thresholds

Apply technical resources at the front end to evaluate and select business

Control

Focus on target returns, not premiums

Monitor underwriting decisions on a live basis

Monitor emergence of results to corroborate assumptions

Underwriting Philosophy

Philosophy that is disciplined, consistent
and embraced by underwriting teams

Property
48%
Other
Specialty
8%
Casualty
44%

Reinsurance
85%
Insurance
15%

Severity Driven Risks

Property-Cat & Per Risk Treaty

Severity Driven Casualty Treaty

Excess Casualty

Professional Liability / E&O

Healthcare

Aviation

North American Direct Property

Underwriters: 35

Actuaries and Cat modelers: 16

Total Staff: 121

Non-U.S. Risks

International Property Treaty

International Casualty Treaty

European Direct Property

Marine and Energy

Underwriters: 27

Actuaries and Cat modelers: 7

Total Staff: 58

Frequency Driven Risks

Property Reinsurance

Casualty Reinsurance

Eight specialty reinsurance
segments

Underwriters: 63

Actuaries and Cat modelers: 10

Total Staff: 92

Endurance Specialty
Insurance Ltd.
(Bermuda)

Endurance Reinsurance
Corporation of America
(U.S.)

Endurance Worldwide
Insurance Limited
(U.K.)

Lines of Business: Q1 2005 GPW = $788M (a)

Risk Exposure: Q1 2005 GPW = $788M (a)

The Platforms and Business Lines

(a)

Prior to deposit accounting adjustments

84.7%

99.5%

89.1%

97.5%

58.6%

38.5%

93.9%

GAAP Combined Ratio

2004 Underwriting Results

$1,711,357

$222,020

$246,802

$441,256

$112,900

$247,009

$441,370

Gross Written Premiums

$1,632,600

$216,320

$235,621

$378,894

$102,780

$234,961

$464,024

Net Earned Premiums

85.8%

90.3%

82.1%

102.5%

68.1%

47.7%

95.1%

GAAP Combined Ratio

$1,173,947

$179,721

$173,266

$284,843

$65,408

$174,158

$296,551

Net Earned Premiums

$1,601,997

$258,593

$214,392

$390,265

  $85,863

$183,594

$469,290

Gross Written Premiums

2003 Underwriting Results

85.0%

101.7%

74.6%

100.2%

165.6%

38.9%

70.5%

GAAP Combined Ratio

$1,232,939

$249,879

$101,657

$415,890

$53,252

$107,302

$304,958

Unearned Prem. Reserves

   $448,254

  $65,065

  $60,464

$118,044

$27,197

  $58,899

$118,585

Net Earned Premiums

   $788,113

$183,526

  $47,690

$251,543

$23,374

$110,690

$171,290

Gross Written Premiums

Q1 2005 Underwriting Results (a)

Total

Aerospace

and Other

Specialty

Casualty

Individual

Risk

Casualty

Treaty

Property

Individual

Risk

Property

Catastrophe

Property

Per Risk

Treaty

($ in thousands)

Underwriting – Summary Results

(a)

Prior to deposit accounting adjustments

120%
100%
80%
60%
40%
20%
0%
Underwriting Ratio
UW Ratio - Price Monitor [Actual]
UW Ratio - Price Monitor [Smoothed]
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Quarter of Inception

120%
100%
80%
60%
40%
20%
0%
Underwriting Ratio
UW Ratio - Price Monitor [Actual]
UW Ratio - Price Monitor [Smoothed]
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Quarter of Inception

Endurance

Price Monitoring

Review of Expected Underwriting Ratios by Quarter

Direct - Casualty

Review of Expected Underwriting Ratios by Quarter

Direct - Property

Aero & Other Specialty 23%
Property Per Risk 22%
Casualty Indivi. Risk 6%
Property Cat 14%
Prop. Indivi. Risk 3%
Casualty Treaty 32%

U.K. 19%
Bermuda 35%
U.S. 46%

HPL 2%
Prof. Lines 1%
Surety 3%
Prop. Per Risk 22%
XGL 3%
Casualty Treaty 18%
Prop. CAT 14%
Work. Comp. 14%
Marine 6%
Prop. Ind. Risk 3%
Agric. 3%
Other 2%
Aerosp. 9%

Other 26%
Aon 27%
Benfield 13%
Marsh 24%
Willis 10%

Endurance

SEC Segment & Subs. Distribution
Q1 2005 Premiums = $788 mm (a)

Risk Exposures

Major Lines & Distribution
Q1 2005 Premiums = $788 mm (a)

(a)

Prior to deposit accounting adjustments

Probability
-1,000
-800
-600
-400
-200
0
200
400
600

Endurance

Risk Review – Portfolio Expected Risk Curve

Underwriting Income - Amounts in Millions of USD

Expected
Result

U/W Ratio
80.2%

$351 M
Profit

U/W
Ratio
94.1%

1-in-10
Year
$112 M
Profit

U/W
Ratio
104.7%

1-in-25
Year
$73 M
Loss

U/W
Ratio
112.7%

1-in-50
Year
$214 M
Loss

U/W
Ratio
120.0%

1-in-100
Year
$343 M
Loss

U/W
Ratio
130.7%

1-in-250
Year
$535 M
Loss

U/W
Ratio
140.4%

1-in-500
Year
$710 M
Loss

In-Force Portfolio as of March 31, 2005

Endurance – Underwriting Income Profile

Financial Review

  1,232,939 (a)

    897,605

     824,685

          403,305

Reserve for Unearned Prem.

  1,882,640

    1,862,455

    1,644,815

     1,217,500

Total Shareholders’ Equity

Balance Sheet

   $4,055,512

      $3,940,353

        $2,674,232

      $1,663,249

Total Investments & Cash

    1,706,957

        1,549,661

            833,158

          200,840

Reserve for Losses & Loss Exp.

17.2%

     17.4%

        5.9%

  13.6%

Debt / Total Capitalization

21.9%

     19.9%

      17.3%

    7.8%

Operating ROE

85.0% (a)

     85.8%

      84.7%

  86.2%

Combined Ratio

        102,673

           348,443

            247,938

            93,024

Operating Income

        448,254 (a)

         1,632,600

         1,173,947

          369,489

Net Earned Premiums

      $788,113 (a)

       $1,711,357

     $1,601,997

      $798,760

Gross Written Premiums

QTR Ended
Mar. 31,

2005

Year Ended

Dec. 31,

2004

Year Ended

Dec. 31,

2003

Year Ended

Dec. 31,

2002

($ in thousands)

Income Statement

Summary Financial Performance

(a)

Prior to deposit accounting adjustments

0.31x
0.82x
0.93x
0.93x
2002
2003
2004
Q1 2005

1.07x
1.48x
1.87x
2.14x
2002
2003
2004
Q1 2005

Endurance

Optimizing Operating and Investment Leverage

Operating Leverage (a)

Investment Leverage (b)

(a)

Operating leverage is calculated by dividing net premiums earned by average equity.

(b)

Investment leverage is calculated by dividing average invested assets by average equity.

$1.7
$2.7
$3.9
$4.1
2002
2003
2004
Q1 2005

$42.9
$71.0
$122.1
$160.0
2002
2003
2004
Q1 2005, annualized

Endurance

Investment Income Growth

Cash and Invested Assets ($, billions)

Investment Income ($, millions)

8.8%
21.6%
21.6%
20.7%
2002
2003
2004
Q1 2005, annualized

Endurance

Return on Beginning Equity

1.9:1.0 Investment Leverage
at 3.80% yield

Achieving Our Targets

Mid to High Teens Returns

0.9:1.0 Operating Leverage

Operating Assumptions

Unlevered Return On Capital

ROE Component Build-Up

16% +

9.0%

7.2%

90.0%  Combined Ratio

Capital Management Strategy

Increasing capital utilization

Strong organic growth

5 renewal rights/team transactions

Understanding capital utilization

Catastrophe exposure

Actuarial

Rating agency

Reducing Cost of Capital

$850 million multi-year debt facility

$250 million 30-year debt transaction

Significant increase in float (secondary, Aon block trade)

Returning excess capital

$239 million in stock repurchased as of 3/31/2005

3.2 million share repurchase authorization

$86 million in dividends paid as of 3/31/2005

The best measure of shareholder value creation is growth in book value per share

The price book multiple cannot be controlled

P/B versus ROE regression is biased towards stock buybacks

Stock buybacks above book value depress book value per share growth due to premium offset by reducing shares outstanding

Investors have no more than a two to three year time horizon

Breakeven point for P/B multiple for a buyback is two to three times expected ROE

Above that point, better to pay a special dividend

Analysis favors dividends when stock trades above 1.3x to 1.4x book

Dividends Versus Stock Buyback Philosophy

Conclusion

Conclusion

Exceeded all strategic and financial objectives

Built strong, technical, underwriting based culture that is focused on profit, not revenue

Created robust controls, systems, and infrastructure

Value enhancement through capital management and enhancing
acquisitions

Goal is to generate 15%+ growth in book value throughout the cycle

Demonstrated ability to create significant shareholder value with significant future upside